UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2016

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

395 W. Passaic Street

Rochelle Park, New Jersey 07662

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 433-6300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 20, 2016, the stockholders of ORBCOMM Inc. (the “Company”) approved the ORBCOMM Inc. 2016 Long-Term Incentives Plan (the “2016 LTIP”), as described in the Company’s proxy statement dated March 18, 2016 for the Company’s 2016 Annual Meeting of Shareholders. The Board of Directors adopted the 2016 LTIP on February 17, 2016, subject to approval by the Company’s stockholders at the 2016 Annual Meeting. The 2016 LTIP replaces the Company’s 2006 Long-Term Incentives Plan, as amended (the “2006 LTIP”), which was due to expire in September 2016.  Upon approval of the 2016 LTIP by stockholders, no further awards will be made under the 2006 LTIP.

The 2016 LTIP permits the grant of a variety of awards to employees (including named executive officers), prospective employees and non-employee directors, including stock options, stock appreciation rights, stock, restricted stock, restricted stock units, performance units, performance shares and cash awards. The number of shares authorized for delivery under the 2016 LTIP is 6,949,400 shares, including 1,949,400 shares that remained available under the 2006 LTIP as of February 17, 2016.

The foregoing description of the 2016 LTIP is not complete and is qualified in its entirety by reference to the 2016 LTIP, a copy of which is included as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders

On April 20, 2016, the Company held its 2016 Annual Meeting of Shareholders.  The final results for each of the proposals submitted for shareholder vote at the 2016 Annual Meeting are set forth below.

Proposal 1: Election of two Class I directors with terms expiring at the 2019 Annual Meeting.

Name	Votes For	Votes Withheld	Broker Non-Votes
Didier Delepine	50,798,358	392,820	14,300,060
Gary H. Ritondaro	47,593,533	3,597,645	14,300,060

Proposal 2: Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions
65,383,388	33,486	74,364

Proposal 3: Vote to adopt 2016 Long-Term Incentives Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,199,000	2,887,251	104,927	14,300,060

Proposal 4: Vote to adopt 2016 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,584,950	501,824	104,404	14,300,060

Proposal 5: Advisory vote to approve executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,525,963	522,989	142,226	14,300,060
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	ORBCOMM Inc. 2016 Long-Term Incentives Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By	/s/ Christian Le Brun
Name:	Christian Le Brun
Title:	Executive Vice President, General
Counsel and Secretary

Date: April 26, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	ORBCOMM Inc. 2016 Long-Term Incentives Plan.